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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 29, 1996

                  U.S. CAN CORPORATION                                UNITED STATES CAN COMPANY
 (Exact name of registrant as specified in its              (Exact name of registrant as specified in its
                  charter)                                                   charter)

                        DELAWARE                                               DELAWARE
     (State or other jurisdiction of incorporation)         (State or other jurisdiction or incorporation)

                        0-21314                                                33-43734
                (Commission File Number)                               (Commission File Number)

                       06-1094196                                             06-1145011
          (I.R.S. Employer Identification No.)                   (I.R.S. Employer Identification No.)

                   900 Commerce Drive                                     900 Commerce Drive
               Oak Brook, Illinois 60521                              Oak Brook, Illinois 60521
        (Address of principal executive offices)               (Address of principal executive offices)

                     (708) 571-2500                                         (708) 571-2500
 (Registrant's telephone number, including                 (Registrant's telephone number,including
              area code)                                                area code)

                     Not Applicable                                         Not Applicable
                     --------------                                         --------------
    (Former name or former address, if changed since       (Former name or former address, if changed since
                    last report.)                                        last report.)

(Explanatory Note: United States Can Company is not required by Section 13 or 15(d) of the Exchange Act to file reports thereunder, but has agreed, pursuant to the Indenture under which its 13 1/2% Senior Subordinated Notes Due 2002 were issued, to file all reports required by Section 13 or 15(d) whether or not required by law.)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                 On April 29, 1996, United States Can Company ("U.S. Can"), a wholly owned subsidiary of U.S. Can Corporation (the "Corporation"), acquired from Alltrista Corporation ("Alltrista") substantially all of the machinery, equipment and coatings and inks inventory, as well as certain proprietary technology used in, Alltrista Metal Services ("AMS"), a division of Alltrista (collectively referred to hereinafter as the "Personal Property"), and assumed a liability of $452,350. The Personal Property was purchased for $9,647,650 in cash. U.S. Can has also agreed to purchase the Chicago, Illinois; Baltimore, Maryland; and Trussville, Alabama real property and buildings formerly used in AMS's business (collectively referred to hereinafter as the "Real Property") for $4,750,000 in cash, subject to satisfaction of certain conditions relating to title, survey and environmental matters. The purchase price for the Personal Property and Real Property was established through negotiations between U.S. Can and Alltrista. AMS was engaged in the business of metal cutting and decorating, as well as the manufacture, sale and licensure of certain proprietary products. U.S. Can intends to continue to use the Personal Property in this business. U.S. Can is currently leasing the Real Property and operating the former AMS plants.

                 Prior to the acquisition of these assets, there were no material relationships between Alltrista and U.S. Can, or any of U.S. Can's affiliates, directors or officers, or any associate of any such director or officer. U.S. Can and Alltrista have entered into a long-term tin plate supply agreement, whereby U.S. Can will supply to Alltrista's home canning products division its domestic requirements of tin plate. The parties have also entered into a Sales Agent Agreement, whereby U.S. Can will manufacture and sell on Alltrista's behalf the inventory of steel, work-in-process and finished goods on hand as of April 27, 1996, the effective date of the acquisition.

                 U.S. Can financed the acquisition of the Personal Property and funded the escrow for the Real Property from amounts available under its Credit Agreement with Bank of America Illinois, individually and as agent for U.S. Can's bank lending group, and the other lenders thereunder.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 (a) The Company is evaluating whether AMS is a significant subsidiary as defined by Rule 1.02(w) of Regulation S-X and whether audited financial statements of AMS are required to be filed. If it is determined that AMS is not a significant subsidiary or that audited financial statements are not required to be filed, the registrant will file an amendment to this Form
8-K to so indicate. Otherwise, audited financial statements of AMS will be filed by amendment to this Form 8-K. It is impractical for the registrant to provide such audited financial statements of AMS at the date of this filing. In either case, it is anticipated that the amendment to this Form 8-K will be filed within 60 days of the filing of this Form 8-K.

                 (b) The Company is evaluating whether AMS is a significant subsidiary as defined by Rule 1.02(w) of Regulation S-X and whether pro forma information is required to be filed. If it is determined that AMS is not a significant subsidiary or that pro forma information is not required to be filed, the registrant will file an amendment to this Form 8-K to so indicate. Otherwise, pro forma information will be filed by amendment to this Form 8-K. It is impractical for the registrant to provide such pro forma information at the date of this filing. In either case, it is anticipated that the amendment to this Form 8-K will be filed within 60 days of the filing of this Form 8-K.




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                 (c) Exhibits

Exhibit
Number           Description of Document
- ------           -----------------------
   2.1           Asset Purchase Agreement, between U.S. Can and Alltrista, dated as of April 29,
                 1996, together with a list briefly identifying the contents of all omitted schedules

  20.1           Press release of U.S. Can Corporation, issued April 29, 1996, announcing the acquisition of certain AMS assets by U.S. Can

                 The registrant agrees to furnish supplementally a copy of any omitted schedule to the Asset Purchase Agreement to the Securities and Exchange Commission upon request.





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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        U.S. CAN CORPORATION



Date: May 14, 1996                      By  /s/ Timothy W. Stonich
                                          -------------------------------------
                                                   Timothy W. Stonich
                                           Executive Vice President--Finance,
                                           Chief Financial Officer and Secretary





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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       UNITED STATES CAN COMPANY



Date: May 14, 1996                     By  /s/ Timothy W. Stonich
                                         -------------------------------------
                                                  Timothy W. Stonich
                                           Executive Vice President--Finance,
                                           Chief Financial Officer and Secretary





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                                 EXHIBIT INDEX


Exhibit                                                           Sequential
Number                    Description of Exhibit                 Page Number
- ------                    ----------------------                 -----------
 2.1                    Asset Purchase Agreement

20.1                    U.S. Can Corporation Press Release